SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2002
                                                        -----------------


                                AMPLIDYNE, INC.
                -----------------------------------------------
              Exact name of registrant as specified in its charter)

  Delaware                          0-21931                     22-3440510
  -----------------------------------------------------------------------------
   (State  or  other               (Commission                (IRS  Employer
   jurisdiction  of                File  Number)            Identification No.)
   Formation)



       59 LaGrange Street, Raritan, NJ                           08869
       ----------------------------------------------------------------
 (Address  of  principal  executive  offices)                (Zip Code)



        Registrant's telephone number, including area code (908) 253-6870
                                                           --------------



           ___________________________________________________________
          (Former name or former address, if changes since last report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
          -------------------------------------------------

     On February 15, 2002, Grant Thornton LLP ("Grant Thornton") was dismissed as the independent accountant for the Company. The reports of Grant Thornton on the Company's financial statements within the two most recent fiscal years or any subsequent interim period, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company's Board of Directors and Audit Committee approved the dismissal of Grant Thornton.

     During the two most recent fiscal years and any subsequent interim period preceding Grant Thornton's dismissal, there were no disagreement(s) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     No "reportable events" (as defined in Item 304 (a) (1) (iv) of Regulation S-B) occurred during the Company's two most recent fiscal years and any subsequent interim period, preceding the accounting firm of Grant Thornton's dismissal.

     The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

     The Company engaged Kahn Boyd Levychin, LLP ("KBL"), as its new independent accountants as of February 19, 2002. Prior to such date, the Company did not consult with KBL regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by KBL on the Company's financial statements, or
(iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-B and its related instructions) or a reportable event (as described in Item 304(a)
(1)(iv)  of  Regulation  S-B).


ITEM  7.       FINANCIAL  STATEMENTS  AND  EXHIBITS
               ------------------------------------

16.1 Letter dated February 20, 2002, from the accounting firm of Grant Thornton LLP, independent accountants to the Company, concerning the disclosure made in this Report on Form 8-K.




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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                              AMPLIDYNE,  INC.



                         By:  /s/ Michael Lawrence
                              ___________________________
                              Name:   Michael  Lawrence
                              Title:  President





Dated:  February  22,  2002





















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